EXHIBIT 10.2

David F. Belkowitz • Richmond Office (804) 771-9546 • dbelkowitz@hf-law.com

Federal Reserve Bank Building	Fredericksburg Office:
701 East Byrd Street	725 Jackson Street, Suite 200
Richmond, VA 23210	Fredericksburg, VA 22401-5720
Telephone: 804-771-9500	Phone: 540-372-3515
Facsimile: 804-644-0957	Fax: 540-372-3941

Mailing Address:	www.hf-law.com
Post Office Box 500
Richmond, VA 23218-0500

May 5, 2006
VIA FACSIMILE - 972-644-2411
TR Walker Ranch Partners, Ltd.
c/o Thompson Realty Corporation
2505 N. Plano Road, Suite 3000
Richardson, Texas 75082
Attn: W.T. Field.

Re:	Contract of Sale Between TR Walker Ranch Partners, Ltd., a Texas limited partnership, as seller and Triple Net Properties, LLC, a Virginia limited liability company, as purchaser
Dear Mr. Field:
     On behalf of our client, Triple Net Properties, LLC, the purchaser under the captioned contract, I hereby request a one week extension of the Feasibility Period to May 12, 2006. If this extension is acceptable, please sign below.

Very truly yours,
/s/ David F. Belkowitz
David F. Belkowitz

AGREED TO:
TR WALKER RANCH PARTNERS, LTD.

By:	TRDC Walker Partners, Ltd., General Partner

	By:	Thompson Realty Development Corporation, General Partner

		By:	/s/ W.T. Field

		Its:	President

/bh
cc: Mr. Gus Remppies